Other and Intangible Assets, Net	12 Months Ended
Dec. 31, 2017
Other And Intangible Assets Net Disclosure [Abstract]
Other and Intangible Assets, Net

Note 7. Other and Intangible Assets, net

Other and intangible assets, net, include the following amounts (in thousands):

	December 31,
	2017	2016	Useful Life
Goodwill	$747,106	$66,826	Indefinite

Gaming licenses	$877,174	$482,074	Indefinite
Trade names	108,250	3,100	Indefinite
Trade names	6,700	6,700	1 - 3.5 years
Loyalty programs	21,820	7,700	1 - 3 years
Subtotal	1,013,944	499,574
Accumulated amortization trade names	(6,290)	(4,376)
Accumulated amortization loyalty programs	(10,838)	(7,700)
Total gaming licenses and other intangible assets	$996,816	$487,498

Non-operating real property	$18,069	$14,219

Unamortized debt issuance costs - New Revolving Credit Facility	$8,616	$—
Restricted cash	9,886	—
Other	12,130	11,406
Total other assets, net	$30,632	$11,406

Goodwill is the excess of the purchase price of acquiring MTR Gaming and Isle over the fair market value of the net assets acquired.

Gaming licenses represent intangible assets acquired from the purchase of a gaming entity located in a gaming jurisdiction where competition is limited, such as when only a limited number of gaming operators are allowed to operate in the jurisdiction. These gaming license rights are not subject to amortization as the Company has determined that they have indefinite useful lives.

During the fourth quarter of 2017, the Company performed its annual impairment tests of its intangible assets by reviewing each of its reporting units. The goodwill analysis of the Company’s Lake Charles, Lula and Vicksburg reporting units indicated the fair value of Lake Charles’ and Vicksburg’s goodwill and all three reporting units’ trade names were less than their carrying values.

The Company adopted the new guidance under ASU No. 2017-04, which eliminated Step 2 from the impairment test. As a result of its analysis, the Company recorded a $38.0 million impairment charge in 2017 comprised of the following: $1.5 million, $0.3 million and $1.3 million related to trade names for Lake Charles, Lula and Vicksburg, respectively, and $11.7 million and $23.2 million related to goodwill for Lake Charles and Vicksburg, respectively.

The Company’s goodwill impairment charges in 2017 were primarily the result of expected decreases in future cash flows as a result of unfavorable economic conditions and the impact of changes in our competitors. The non-recurring fair values used in our determination of the goodwill impairment charges considered Level 2 and 3 inputs, including the review of comparable activities in the marketplace, discounted cash flows and market based multiple valuation methods.

The Company’s trade name impairment charges in 2017 were primarily the result of expected decreases in future net revenues. The non-recurring fair values used in our determination of the trade name impairment charges considered Level 2 and 3 inputs, including use of the relief‑from‑royalty method.

Amortization expense with respect to trade names and the loyalty program for the year ended December 31, 2017 and 2016 amounted to $5.1 million and $4.5 million, respectively, which is included in depreciation and amortization in the consolidated statements of income. Such amortization expense is expected to be $5.0 million, $4.6 million, and $1.5 million for the years ended December 31, 2018, 2019 and 2020, respectively.